UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Flatbush Federal Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 26, 2012

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Flatbush Federal Bancorp, Inc. (the “Company”). The Annual Meeting will be held at the Company’s main office at [2146 Nostrand Avenue, Brooklyn, New York, at 11:00 a.m.], New York time, on May 24, 2012.

The enclosed Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have.

The Annual Meeting is being held so that stockholders may vote upon the election of two directors to a three-year term and the ratification of the appointment of independent auditors of the Company and any other business that properly comes before the Annual Meeting. The Board of Directors is not aware of any other business to come before the Annual Meeting.

The Board of Directors of the Company has determined that approval of each of the matters to be considered at the Annual Meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote “FOR” each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jesus R. Adia
President and Chief Executive Officer

Brooklyn, New York

April 26, 2012

Flatbush Federal Bancorp, Inc.
2146 Nostrand Avenue
Brooklyn, New York 11210
(718) 859-6800

NOTICE OF
ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 24, 2012

Notice is hereby given that the Annual Meeting of Stockholders (the “Annual Meeting”) of Flatbush Federal Bancorp, Inc. (the “Company”) will be held at 2146 Nostrand Avenue, Brooklyn, New York, at 11:00 a.m., New York Time, on May 24, 2012.

A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.

The Annual Meeting is being held so that stockholders may vote on the following matters:

1.	The election of two Directors to a three-year term;
2.	The ratification of the appointment of ParenteBeard LLC as independent auditors of the Company for the fiscal year ending December 31, 2012; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 16, 2012, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jesus R. Adia
President and Chief Executive Officer

Brooklyn, New York

April 26, 2012

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON May 24, 2012. THIS PROXY STATEMENT AND FLATBUSH FEDERAL BANCORP, INC.’S 2011 ANNUAL REPORT TO STOCKHOLDERS ARE EACH AVAILABLE AT [http://www.cfpproxy.com/5530.]

Flatbush Federal Bancorp, Inc.

2146 Nostrand Avenue
Brooklyn, New York 11210
(718) 859-6800

ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 24, 2012

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Flatbush Federal Bancorp, Inc. (the “Company”) to be used at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which will be held at the Company’s main office at 2146 Nostrand Avenue, Brooklyn, New York, at 11:00 a.m., New York Time, on May 24, 2012, and all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 26, 2012.

REVOCABILITY OF PROXIES

Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted as directed. Where no instructions are indicated, validly executed proxies will be voted “FOR” the proposals set forth in this Proxy Statement.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

Proxies may be revoked by sending written revocation notice to the Secretary of the Company at the address of the Company shown above, by the submission of a later dated proxy or by voting in person at the Annual Meeting. The presence at the Annual Meeting of any stockholder who had returned a proxy will not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Holders of record of the Company’s common stock, par value $0.01 per share, as of the close of business on April 16, 2012 (the “Record Date”) are entitled to one vote for each share then held. As of the Record Date, the Company had 2,736,907 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Our mutual holding company, Flatbush Federal Bancorp, MHC, owns 1,484,208 shares, or 54.23% of the Company’s outstanding common stock, and intends to vote FOR the election of directors and the ratification of auditors.

As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.

As to the ratification of auditors, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. In order to be approved, the ratification of auditors will be determined by a majority of the shares present and voting, without regard to broker non-votes or proxies marked ABSTAIN.

Proxies solicited hereby will be returned to the Company and will be tabulated by an Inspector of Election designated by the Company’s Board of Directors.

Current and former employees who participate in the Flatbush Federal Savings and Loan Association Employee Stock Ownership Plan (the “ESOP”) will receive a vote authorization form for the ESOP that reflects all shares such persons may direct the trustees to vote on their behalf under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary responsibilities, will vote all unallocated shares of Flatbush Federal Bancorp common stock held by the ESOP and allocated shares for which no voting instructions are received in the same proportion as shares for which it has received timely voting instructions. Vote authorization forms must be returned to Pentegra Trust Company so that they can be tabulated and noted by the ESOP trustee. The deadline for returning vote authorization forms is May 17, 2012.

Persons and groups who beneficially own in excess of five percent of the common stock are required to file certain reports with the Securities and Exchange Commission (the “SEC”) regarding such ownership. The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. The following table sets forth, as of the Record Date, the shares of common stock beneficially owned by our named executive officers and directors individually, by executive officers and directors as a group and by each person or group known by the Company to beneficially own in excess of five percent of the Company’s common stock.

Name and Address of Beneficial Owners	Amount of Shares Owned and Nature of Beneficial Ownership (1)	Percent of Shares of Common Stock Outstanding
Five percent stockholders
Flatbush Federal Bancorp, MHC (2) 2146 Nostrand Avenue Brooklyn, New York	1,484,208	54.23%
Cengiz Searfoss	99,012	3.62%
Jennifer Searfoss	8,479	0.31%
Erol Searfoss	32,414	1.18%
Rana Searfoss	31,584	1.15%

Cengiz, Jennifer, Erol and Rana Searfoss as a Group (4 persons)(3)	171,489	6.27%

Directors and Executive Officers: (4)

Jesus R. Adia	15,066	0.55%
John S. Lotardo	9,318	0.34%
Michelle Rizzotto	2,000	0.07%
D. John Antoniello	4,466	0.16%
Patricia A. McKinley Scanlan	3,729	0.14%
Alfred S. Pantaleone	3,507	0.13%
Charles J. Vorbach	16,025	0.59%
Michael J. Lincks	1,000	0.04%

All Directors and Executive Officers as a Group (7 persons)(5)	55,111	2.01%

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(1)	In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. The shares set forth above for directors and executive officers include all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power.
(2)	The Company’s executive officers and directors are also executive officers and directors of Flatbush Federal Bancorp, MHC.
(3)	Schedule 13D, Amendment No. 1 was filed with the U.S. Securities and Exchange Commission on December 9, 2011. The share ownership of the Group represents 6.27% of all shares outstanding or 13.69% of all shares issued to minority stockholders. The business address of Cengiz, Jennifer, Erol and Rana Searfoss is 3 Stratford Road, Farmington, Connecticut 06032.
(4)	The business address of each director is 2146 Nostrand Avenue, Brooklyn, New York 11210.
(5)	The share ownership of all directors and executive officers as a group represents 4.40% of all shares issued to minority stockholders.

PROPOSAL I - ELECTION OF DIRECTORS

The Board of Directors of the Company is currently composed of six members. The Company’s bylaws provide that ordinarily approximately one-third of the directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period or until their respective successors will have been elected and will qualify. The terms of the Board of Directors are classified so that approximately one-third of the directors are up for election in any one year. Two directors will be elected to a three-year term at the Annual Meeting. A majority of our independent directors acting as the Nominating Committee has nominated D. John Antoniello and Jesus R. Adia to serve as directors for a three-year term.

The table below sets forth certain information regarding the composition of the Company’s Board of Directors, including the terms of office of each director. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to one or more nominees) will be voted at the Annual Meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such other substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected. The Board of Directors recommends a vote “FOR” the nominees to serve as directors until their terms expire.

The following table sets forth certain information regarding the current directors of the Company.

Name	Age at December 31, 2011	Position	Current Term Expires	Director Since(1)

Nominees

D. John Antoniello	59	Director	2012	1993
Jesus R. Adia	58	President, Chief Executive Officer and Chairman	2012	1998

Directors Continuing in Office

Charles J. Vorbach	52	Director	2013	1993
Patricia A. McKinley Scanlan	57	Director	2013	1993
Alfred S. Pantaleone	78	Director	2014	1997
Michael J. Lincks	54	Director	2014	2007

(1)	Includes service on the Board of Directors of Flatbush Federal Savings & Loan Association (“Flatbush Federal”).

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The Business Background of Our Directors and Executive Officers. The business experience for the past five years of each of our directors and executive officers is set forth below. Unless otherwise indicated, directors and executive officers have held their positions for the past five years.

Jesus R. Adia is the President and Chief Executive Officer of the Company and has been Chairman of the Board since 2006. He was Executive Vice President of Flatbush Federal from 1996 until he was named President and Chief Executive Officer effective January 31, 2006. Mr. Adia has an extensive knowledge of our market area, accounting matters and banking matters, making him uniquely qualified to be our Chairman of the Board, President and Chief Executive Officer.

D. John Antoniello is the President of Anbro Supply Co., an industrial supply company in Brooklyn, NY, a position he has held since 1988. His experience as a local commercial business owner provides a unique perspective to the Board of Directors.

Michael J. Lincks is a Certified Public Accountant and a private investor. He is a retired financial executive with over 25 years in the banking industry, having held several executive and senior management positions. Mr. Lincks was also an adjunct professor at Long Island University, having taught graduate-level courses in Corporate Finance, Real Estate Finance, Accounting and Taxation. Mr. Lincks’ experience in accounting and banking benefits the Board of Directors in its oversight of financial reporting and disclosure issues as well as regulatory and compliance matters.

Patricia A. McKinley Scanlan spent over 25 years in marketing research. She works for a Long Island-based newspaper in the field of advertising and marketing. She is also a licensed New York State real estate agent. Her experience focused on marketing as well as her knowledge of the local real estate industry provides the Board of Directors with an extensive understanding of the local business and real estate markets.

Alfred S. Pantaleone is retired. Prior to his retirement in 1995, Mr. Pantaleone was the Deputy Executive Director of the New York City Board of Elections. He also served as a director of a community bank in Queens, New York for 11 years. Mr. Pantaleone’s experience overseeing a large governmental agency entity provides the Board of Directors with an important perspective on business management and human resources. His prior service on the Board of Directors of a local community bank assists the Board of Directors in regulatory and oversight matters.

Charles J. Vorbach is the President of John L. Vorbach Co., Inc., an insurance brokerage and consulting business, a position he has held since January 1998. Mr. Vorbach’s extensive knowledge of insurance matters provides an important perspective to the Board of Directors.

The Business Background of Executive Officers who are not Directors.

John S. Lotardo, age 50, is the Executive Vice President Chief Financial Officer of the Company. Mr. Lotardo has been the principal accounting and financial officer of Flatbush Federal since 1996.

Michelle Rizzotto, age 54, is the Chief Lending Officer of Flatbush Federal. Ms. Rizzotto started with the Company in January 2008. She has over 25 years experience in residential and commercial real estate lending.

Board Leadership Structure and Oversight

The Board of Directors currently combines the role of Chairman of the Board with the role of Chief Executive Officer. The Board of Directors believes this provides an efficient and effective leadership model for the company. Combining the Chairman and Chief Executive Officer roles fosters clear accountability, effective decision-making, and alignment on corporate strategy. To assure effective independent oversight, the Board of Directors has adopted a number of governance practices, including:

•	periodic meetings of the independent directors; and
•	annual performance evaluations of the Chairman and Chief Executive Officer by the independent directors.

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The Board of Directors recognizes that depending on the circumstances, other leadership models, such as a separate independent chairman of the Board of Directors, might be appropriate. Accordingly, the Board of Directors periodically reviews its leadership structure.

A key responsibility of the Chief Executive Officer and the Board of Directors is ensuring that a management succession plan is in place to provide continuity of leadership over the long term at all levels in our company. Each year, the management succession plan is reviewed at every significant organizational level of our company, culminating in a full review of senior leadership talent by the independent directors. During this review, the Chief Executive Officer and the independent directors discuss future candidates for senior leadership positions, succession timing for those positions, and development plans for the highest-potential candidates. This process ensures continuity of leadership over the long term, and it forms the basis on which we make ongoing leadership assignments. It is a critical factor in managing the long-term planning of our business.

Board Independence

The Company has elected to follow the Nasdaq corporate listing standards for purposes of determining director independence. The Board of Directors has determined that, except as to Mr. Adia, each member of the Board of Directors is an “independent director” within the meaning of the Nasdaq corporate governance listing standards. Mr. Adia is not considered independent because he is an executive officer of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company’s common Stock is registered pursuant to Section 12(g) of the Exchange Act. Executive officers and directors of the Company and beneficial owners of greater than 10% of the Company’s common stock (“10% beneficial owners”) are required to file reports with the SEC disclosing beneficial ownership and changes in beneficial ownership of common stock of the Company. SEC rules require disclosure in the Company’s Proxy Statement and Annual Report on Form 10-K of the failure of an executive officer, director or 10% beneficial owner to file such forms on a timely basis. All required beneficial ownership forms were timely filed during the year ended December 31, 2011.

Code of Ethics

The Company has adopted a Code of Ethics that is applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, and persons performing similar functions. The Code of Ethics is available on the Company’s website at www.flatbush.com. Amendments to, and waivers from, the Code of Ethics will also be disclosed on the Company’s website. There were no such amendments or waivers to the Code of Ethics in 2011.

Meetings and Committees of the Board of Directors

The Company’s Board of Directors meets on a monthly basis and may hold additional special meetings as necessary. During the year ended December 31, 2011, the Board of Directors held 12 regular meetings and 3 special meetings. No director attended fewer than 75% of such meetings. The Company’s committees include a Nominating and Corporate Governance Committee, Audit Committee, Compensation Committee and Compliance Committee.

Nominations of Directors

The Board of Directors has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee consists of Directors D. John Antoniello and Patricia A. McKinley Scanlan. Each member of the Nominating and Corporate Governance Committee is considered “independent” as defined in the Nasdaq listing standards. The Company’s Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held one meeting during the fiscal year ended December 31, 2011.

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The functions of the Nominating and Corporate Governance Committee include the following:

•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;
•	to review and monitor compliance with the requirements for board independence;
•	to make recommendations to the Board regarding the size and composition of the Board and develop and recommend to the Board criteria for the selection of individuals to be considered for election or re-election to the Board;
•	to review the committee structure and make recommendations to the Board regarding committee membership;
•	to develop and recommend to the Board for its approval a set of corporate governance guidelines; and
•	to develop and recommend to the Board for its approval a self-evaluation process for the Board and its committees.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to Flatbush Federal’s business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Nominating and Corporate Governance Committee would solicit suggestions for director candidates from all Board members. In addition, the Nominating and Corporate Governance Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating and Corporate Governance Committee would seek to identify a candidate who at a minimum satisfies the following criteria:

•	has the highest personal and professional ethics and integrity and whose values are compatible with Flatbush Federal;
•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;
•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;
•	is familiar with the communities in which Flatbush Federal operates and/or is actively engaged in community activities;
•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to Flatbush Federal and the Company’s stockholders; and
•	has the capacity and desire to represent the balanced, best interests of the stockholders of the Company as a group, and not primarily a special interest group or constituency.

Finally, the Nominating and Corporate Governance Committee will take into account whether a candidate satisfies the criteria for “independence” under the Nasdaq corporate governance listing standards, and if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether the individual qualifies as an audit committee financial expert.

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The Nominating and Corporate Governance Committee does not have a formal policy or specific guidelines regarding diversity among Board members, and generally views and values diversity from the perspective of professional and life experiences, as well as geographic location, representative of the markets in which we do business. The Nominating and Corporate Governance Committee recognizes that diversity in professional and life experiences may include consideration of gender, race or national origin, in identifying individuals who possess the qualifications that the Nominating and Corporate Governance Committee believes are important to be represented on the Board.

Procedures for the Nomination of Directors by Stockholders. The Nominating and Corporate Governance Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board, the Nominating and Corporate Governance Committee will consider candidates submitted by the Company’s stockholders. Stockholders can submit qualified names of candidates for director by writing to our Corporate Secretary, at 2146 Nostrand Avenue, Brooklyn, New York 11210. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the anniversary date of the Company’s proxy materials for the preceding year’s annual meeting. The submission must include the following information:

•	a statement that the writer is a shareholder and is proposing a candidate for consideration by the committee;
•	the name and address of the stockholder as they appear on the Company’s books, and number of shares of the Company’s common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);
•	the name, address and contact information for the candidate, and the number of shares of common stock of the Company that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);
•	a statement of the candidate’s business and educational experience;
•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to SEC Rule 14A;
•	a statement detailing any relationship between the candidate and the Company;
•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of the Company;
•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and
•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

Submissions that are received and that meet the criteria outlined above are forwarded to the Chairman of the Nominating and Corporate Governance Committee for further review and consideration. A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in this proxy statement under the heading “Stockholder Proposals.”

Stockholder Communications with the Board. A stockholder of the Company who wishes to communicate with the Board or with any individual director may write to the Corporate Secretary of the Company, 2146 Nostrand Avenue, Brooklyn, New York 11210, Attention: Board Administration. The letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

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•	forward the communication to the director or directors to whom it is addressed;
•	attempt to handle the inquiry directly, for example where it is a request for information about the Company or a stock-related matter; or
•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each Board meeting, management will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

Audit Committee

The Audit Committee consists of Directors Michael J. Lincks, Patricia McKinley Scanlan and Charles J. Vorbach. Directors D. John Antoniello and Alfred Pantaleone serve as alternate Audit Committee members. All Audit Committee members are non-employee directors and are “independent” directors under the Nasdaq listing standards. The Audit Committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. The Company’s Audit Committee met five times during the year ended December 31, 2011. The Audit Committee has designated Director Lincks as its Chairman and “audit committee financial expert.” Director Lincks has an understanding of generally accepted accounting principles and financial statements and the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves that the Company reasonably expects to be raised in connection with a review of its financial statements. Mr. Lincks also has an understanding of internal control over financial reporting and of audit committee functions. Director Lincks has acquired this expertise through his experience as a Certified Public Accountant as well as an Executive Officer of a publicly traded financial institution. Mr. Lincks was also an adjunct professor at Long Island University, having taught graduate-level courses in Corporate Finance, Real Estate Finance, Accounting and Taxation.

The Board of Directors has adopted a written charter for the Audit Committee.

Audit Committee Report

The Audit Committee has prepared the following report.

As part of its ongoing activities, the Audit Committee has:

•	Reviewed and discussed with management the Company’s audited consolidated financial statements for the year ended December 31, 2011;
•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended;
•	Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent auditors their independence; and
•	Considered the compatibility of non-audit services described above with maintaining auditor independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. In addition, the Audit Committee approved the appointment of ParenteBeard LLC for the Company for the fiscal year ending December 31, 2012, subject to ratification of the appointment by stockholders of the Company.

This report will not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed filed under such acts.

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The Audit Committee:

Michael J. Lincks, Chairman

Patricia A. McKinley Scanlan

Charles J. Vorbach

______________

Compensation Committee, Interlocks and Insider Participation

The members of the Compensation Committee are Directors D. John Antoniello and Alfred F. Pantaleone, each of whom is independent. The Compensation Committee is responsible for reviewing all compensation matters related to the employees of the Company. The Compensation Committee met two times during the year ended December 31, 2011.

The Board of Directors has adopted a written charter for the Compensation Committee.

The functions of the Compensation Committee include the following:

•	To assist the Board of Directors in developing and evaluating potential candidates for executive positions and to oversee the development of executive succession plans;
•	To recommend to the Board of Directors for approval the Chief Executive Officer’s annual compensation, including salary, bonus and when applicable, incentive and equity compensation. The Chief Executive Officer may not be present during the Committee’s deliberations or voting on his compensation;
•	To review and recommend to the Board of Directors for approval on an annual basis the evaluation process and compensation structure for Flatbush Federal’s executive officers. The Compensation Committee will evaluate the performance of Flatbush Federal’s executive officers and will recommend to the Board of Directors the annual compensation, including salary, bonus and when applicable, incentive and equity compensation for such executive officers. The Committee will also provide oversight of management’s decisions concerning the performance and compensation of other Flatbush Federal employees;
•	To prepare and publish an annual executive compensation report in the Company’s proxy statement.

The Compensation Committee will have the authority to delegate any of its responsibilities to subcommittees, as the Compensation Committee may deem appropriate in its sole discretion.

The Compensation Committee will have authority to retain compensation consultants, outside counsel and other advisors as it may deem appropriate in its sole discretion. The Board of Directors will have sole authority to approve related fees and retention terms.

The Compensation Committee will report its actions and any recommendations to the Board of Directors after each Compensation Committee meeting. The Compensation Committee will review at least annually the adequacy of its charter and recommend proposed changes to the Board of Directors for approval.

Compliance Committee

The Compliance Committee was formed on November 22, 2011. The members of the Compliance Committee are Directors Michael J. Lincks, Patricia McKinley Scanlan, and Charles J. Vorbach, each of whom is independent. Directors D. John Antoniello and Alfred Pantaleone serve as alternate Compliance Committee members. CEO and President Jesus R. Adia is also on the Compliance Committee as the employee member of the Committee. The Compliance Committee is responsible for monitoring and coordinating the adherence to compliance and regulatory matters. The Compliance Committee is required to meet at least monthly. The Compliance Committee met once during the year ended December 31, 2011.

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The Compliance Committee has the authority to delegate any of its responsibilities to subcommittees, as the Compliance Committee may deem appropriate in its sole discretion.

The Compliance Committee has authority to retain consultants, outside counsel and other advisors as it may deem appropriate in its sole discretion. The Board of Directors will have sole authority to approve related fees and retention terms.

The Compliance Committee will report its actions and any recommendations to the Board of Directors after each Compliance Committee meeting.

Management Compensation

Summary Compensation Table. The following table provides information as to annual, long term and other compensation paid or accrued for the year ended December 31, 2011 to the Chief Executive Officer, Chief Financial Officer and Chief Lending Officer (the “Named Executive Officers”). No other executive officer received compensation totaling $100,000 or more for the year ended December 31, 2011.

Summary Compensation Table
Name and principal position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	All other compensation ($) (5)	Total ($)
Jesus R. Adia, President and Chief Executive Officer	2011 2010	186,000 169,250	-- 6,510	-- --	-- --	7,417 8,416	193,417 184,176
John S. Lotardo, Executive Vice President and Chief Financial Officer	2011 2010	135,500 123,189	-- 4,738	-- --	-- --	5,399 6,047	140,899 133,974
Michelle Rizzotto, Senior Vice President and Chief Lending Officer	2011 2010	115,000 115,000	-- 4,442	-- --	-- --	4,612 5,757	119,612 125,199

(1)	The salaries for 2011 paid to Mr. Adia, Mr. Lotardo and Ms. Rizzotto were recommended by the Compensation Committee and approved by the Board of Directors. Salary increases in 2011 for Mr. Adia and Mr. Lotardo were $16,750 and $12,311 respectively.
(2)	No bonus payments were made to Mr. Adia, Mr. Lotardo and Ms. Rizzotto in 2011.
(3)	No stock awards were made to the named executive officers under Flatbush Federal’s Stock-Based Incentive Plan in 2010 or 2011.
(4)	No options were awarded to the named executive officers under the Flatbush Federal’s Stock-Based Incentive Plan in 2010 or 2011.
(5)	All Other Compensation for Mr. Adia, Mr. Lotardo and Ms. Rizzotto represents employer contributions to the Employee Stock Ownership Plan (“ESOP”) of $1,847,$1,341 and $1,147, respectively and matching 401(k) contributions in 2011 of $5,570, $4,058 and $3,465 for Mr. Adia, Mr. Lotardo and Ms. Rizzotto, respectively. Perquisites, the aggregate value of which is less than $10,000, are not reported.

Employment Agreements with Flatbush Federal Officers. Flatbush Federal has entered into identical employment agreements with Messrs. Adia and Lotardo. Under the agreements, the base salaries for Messrs. Adia and Lotardo in 2011 were $186,000 and $135,500 respectively. The base salary may be increased but not decreased. In addition to the base salary, Flatbush Federal will provide Messrs. Adia and Lotardo with all such other benefits as are provided uniformly to permanent full-time employees of Flatbush Federal. In the event Flatbush Federal terminates the executive’s employment for reasons other than for cause, or in the event of the executive’s resignation from Flatbush Federal upon (A) a failure to elect or re-elect the executive to his current offices, (B) a material change in the executive’s functions, duties or responsibilities, (C) relocation of his principal place of employment by more than 25 miles from Flatbush Federal’s principal executive offices as of the agreement date, (D) a material reduction in the benefits and perquisites, including base salary, to executive from those being provided as of the agreement date, (E) a liquidation or dissolution of Flatbush Federal, or (F) a material breach of the agreement by Flatbush Federal, the executive, or in the event of his subsequent death, his beneficiary, would be entitled to severance pay in an amount equal to three times the base salary and the highest rate of cash bonus awarded to the executive during the prior three years. The executive would also be entitled to such payment in the event of his termination in connection with or following a change in control, whether such termination was involuntary or due to executive’s resignation.

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Upon termination based on retirement, no benefits will be due to the executive under this agreement. The executive will be entitled to all benefits under any retirement plan of Flatbush Federal and other plans to which the executive is a party.

Flatbush Federal will pay the executive, as disability pay, a bi-weekly payment equal to 60% of the executive’s bi-weekly base salary. The disability payments will commence on the effective date of the executive’s termination due to disability and will end on the earlier of the date the executive returns to full time employment, the executive’s full time employment by another employer, the executive reaches the age of 65, or the executive’s death. The disability payments will be reduced by the amount, if any, paid to the executive under any plan of Flatbush Federal providing disability benefits to the executive. In the event of the executive’s death during the term of the agreement, Flatbush Federal will continue to provide family medical, dental and other insurance benefits normally provided for the executive’s family for one year after the executive’s death.

In 2011, there was no employment agreement in place for Ms. Rizzotto.

Stock Based Compensation. Set forth below is certain information regarding outstanding equity awards vested to the Named Executive Officers as of December 31, 2011.

Outstanding Equity Awards at Fiscal Year-End
	Option awards				Stock awards
Name	Equity incentive plan awards: Number of securities underlying unexercised options (#) (1)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)(1)	Option exercise price ($)(2)	Option expiration date(3)	Number of shares or units of stock that have not vested (#)(4)	Market value of shares or units of stock that have not vested ($)(5)
Jesus R. Adia, President and Chief Executive Officer	26,900	3,843	9.71	11-19-14	1,393	4,388
John S. Lotardo, Executive Vice President and Chief Financial Officer	17,117	2,446	9.71	11-19-14	887	2,794

(1)	In 2004, the stockholders approved the 2004 Flatbush Federal Bancorp, Inc. Stock-Based Incentive Plan (the “2004 Plan”) under which participants were granted restricted stock awards and stock options awarded with an eight-year vesting period. The original total number of stock options granted to Messrs. Adia and Lotardo were 25,407 and 16,168 respectively, adjusted after two 10% stock dividends declared by the Company in 2005 and 2006, to 30,742 and 19,563, respectively.
(2)	The Option Exercise Price represents the exercise price on the grant date, adjusted to reflect the two 10% stock dividends declared by the Company in 2005 and 2006.
(3)	The term for stock options granted under the 2004 Plan is ten years from the date of grant.
(4)	Total stock awards granted to Mr. Adia and Mr. Lotardo in November 2004 under the 2004 Plan, were 10,132 and 6,448 shares, respectively, adjusted after a 10% stock dividend in 2005 to 11,145 and 7,096 shares, respectively, and adjusted further after a second 10% stock dividend in 2006 to 12,259 and 7,805 shares, respectively. The 2006 stock dividend on the unvested shares of restricted stock was distributed to participants in 2006 and is not reflected in the number of unvested shares. The shares of stock vest over an eight-year vesting period commencing November 19, 2005. The number of shares of stock that have not vested represent the balance of the stock awards that are scheduled to vest over the remaining vesting period.
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(5)	The market value of the unvested shares calculated at a price of $3.15 per share, the closing market price as of December 31, 2011.

Insurance Plan. Flatbush Federal provides its officers and employees with life insurance and short- and long-term disability protection, contributory medical insurance coverage and non-contributory vision insurance coverage.

Defined Benefit Plan. Prior to March 31, 2009, Flatbush Federal maintained a noncontributory defined benefit plan. All employees age 20 1/2 or older who worked at Flatbush Federal for a period of six months and had been credited with 1,000 or more hours of employment with Flatbush Federal during the year were eligible to accrue benefits under the defined benefit pension plan. Flatbush Federal annually contributed an amount to the retirement plan necessary to satisfy the minimum funding requirements established under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The defined benefit plan maintained an October 31 fiscal plan year.

At the normal retirement age of 65 (or the tenth anniversary of plan participation, if later), the plan was designed to provide a life annuity guaranteed for ten years. Prior to May 1, 2007, the monthly retirement benefit provided an amount equal to 2% of average monthly compensation multiplied by the number of credited years of service (not to exceed 50% of such monthly compensation or be less than $20 a month). Effective May 1, 2007, the retirement benefit calculation was amended to the greater of: (i) 2% of average compensation, at April 30, 2007, multiplied by years of benefit service at April 30, 2007, to a maximum of 25 years, or (ii) 40% of average compensation, multiplied by a fraction, the numerator of which was the participant's total years of benefit service and the denominator of which was the greater of 25 years or years of benefit service the participant would have completed if employment continued to normal retirement date. Retirement benefits were also payable upon early retirement, disability or death, in the last case, if survived by a spouse. There was no death benefit payable if a participant died and was not survived by a spouse. A reduced benefit was payable upon retirement at or after age 62 and the completion of 10 years of service with Flatbush Federal. Upon termination of employment other than for normal or early retirement, a participant was eligible to receive the actuarial equivalent of their normal retirement benefit payable at their retirement commencement date.

On March 31, 2009, the defined benefit plan was further amended to freeze all benefit accruals. No additional benefits were accrued and no additional participants were added to the Plan after March 31, 2009. However, the defined benefit plan preserved the retirement benefits that employees earned as of March 31, 2009. Benefits are payable in various annuity forms.

At December 31, 2011, Messrs. Adia and Lotardo and Ms. Rizzotto had 23.4, 21.4 and 1.4 years of credited service, respectively, under the pension plan. At December 31, 2011, the present value of the accrued benefit payable at normal retirement age for Messrs. Adia and Lotardo and Ms. Rizzotto was $617,459, $277,804 and $18,860 respectively.

Supplemental Executive Retirement Plan. In 2006, Flatbush Federal established a supplemental executive retirement plan (“SERP”) for Messrs. Adia and Lotardo. The SERP was amended and restated in 2008 to comply with Section 409A of the Internal Revenue Code. Upon reaching the normal retirement age of 65, Mr. Adia and Mr. Lotardo will each receive an annual supplemental retirement income benefit equal to 20% of their highest average annual base salary calculated over the 36-month period preceeding termination of employment. Supplemental retirement income benefits are payable over the life of each executive but for not less than 180 months. An early retirement benefit is allowed under the plan, provided the executive will have attained the age of 60 and remained in continuous service since March 30, 2006, the date of inception of the Plan. The early retirement income benefit under the SERP will be reduced by 5% for each year the early retirement benefit is received before the executive’s normal retirement date.

If the executive dies prior to retirement, the executive’s beneficiary will be entitled to the supplemental retirement income benefit as if the executive retired on his normal retirement date. The beneficiary will be paid monthly in 180 equal installments. In the event of death of the executive while receiving supplemental retirement income benefit but prior to the completion of 180 equal monthly payments, the unpaid balance of the monthly payments will continue to be paid monthly to the executive’s beneficiary until the total of 180 payments have been made.

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If the executive becomes disabled prior to reaching his normal retirement date, the executive will be entitled to a disability benefit equal to the supplemental retirement income benefit as if the executive retired on the date of his termination of employment due to disability, reduced by 5% for each year that such disability occurs prior to the executive’s normal retirement date.

In the event of the executive’s termination of employment within two years following a change in control, other than due to termination for cause, the executive will be entitled to receive the full supplemental retirement income benefit as if the executive had continued in employment with Flatbush Federal until his retirement at his normal retirement date.

The supplemental executive retirement plan is considered an unfunded plan for tax and ERISA purposes. All obligations owing under the plan are payable from the general assets of Flatbush Federal, and are subject to the claims of Flatbush Federal’s creditors. During the year ended December 31, 2011, the expense of the supplemental executive retirement plan to Flatbush Federal was $63,784.

In 2011, there was no supplemental executive retirement plan in place for Ms. Rizzotto.

Stock Based Incentive Plan. The Company adopted the 2004 Flatbush Federal Bancorp, Inc. Stock-Based Incentive Plan (“2004 Plan”), to provide officers, employees and directors of the Company or Flatbush Federal with additional incentives to share in the growth and performance of the Company. The 2004 Plan was approved by stockholders on November 19, 2004.

The 2004 Plan authorizes the issuance of up to 161,543 shares of Company common stock pursuant to grants of incentive and non-statutory stock options, reload options or restricted stock awards, provided that no more than 46,056 shares may be issued as restricted stock awards, and no more than 115,487 shares may be issued pursuant to the exercise of stock options. The restricted stock awards were adjusted to 55,728 to reflect the 10% stock dividends from 2005 and 2006. The stock options were adjusted to 139,739 to reflect the 10% stock dividends from 2005 and 2006.

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Compensation of Directors

The Company pays each non-employee director an annual retainer fee of $10,000, $1,000 for each regular Board meeting attended and $600 for each committee meeting attended by a committee member or $700 for each meeting attended by the committee chairman, with the exception of the Audit Committee chairman who receives $1,200 per committee meeting attended. In addition, Flatbush Federal pays for long-term care insurance policies and maintains a retirement plan for non-employee directors.

Director Compensation

Director Compensation
Name	Fees earned or paid in cash(1) ($)	Stock awards(2) ($)	Option awards(2) ($)	All other compensation ($)	Total ($)
D. John Antoniello	26,600	--	--	--	26,600
Michael J. Lincks	30,000	--	--	--	30,000
Patricia A. McKinley Scanlan	26,500	--	--	--	26,500
Alfred S. Pantaleone	27,400	--	--	--	27,400
Charles J. Vorbach	29,000	--	--	--	29,000

(1)	Fees earned or paid in cash represents annual fees, annual retainer and committee fees paid to Directors.
(2)	None of the directors received stock awards or option awards in 2011. Directors Antoniello, McKinley Scanlan, Pantaleone and Vorbach each received awards of 2,763 shares of restricted stock and 3,465 stock options on November 19, 2004 under the 2004 Stock-Based Incentive Plan (“2004 Plan”). The restricted stock awards were adjusted to 3,040 shares after the 2005 10% stock dividend and the stock options were adjusted to 4,193 options after the 2005 and 2006 10% stock dividends. The 2006 stock dividend on the unvested shares of restricted stock was distributed to participants in 2006. The awards vest in equal installments over an eight-year period, commencing November 19, 2005. At this time, each director, other than Mr. Lincks, has 2,660 shares of restricted stock and 3,668 vested options that are currently exercisable and 525 unvested and unexercisable options. Mr. Lincks has not received an award under the 2004 Plan.

Amended and Restated Director Retirement Plan. In 2006, Flatbush Federal amended and restated the Director Retirement Plan. The Director Retirement Plan was amended and restated again in 2008 to comply with Section 409A of the Internal Revenue Code. The plan provides (i) non-employee directors who retire after five years of service on the Board and attain the age of 65 or (ii) non-employee directors who were formerly employee directors who retire after 18 months of service and attain the age of 65, with a monthly retirement benefit equal to 60% of the director’s annual fees plus 60% of the director’s annual retainer for 60 months. In the event of the director’s death or disability prior to retirement, the director or his designated beneficiary will be entitled to a benefit under the plan if the director had otherwise satisfied the age and service requirements prior to death or disability. In the event of a director’s death while receiving benefit but before all benefits have been paid to the director, the director’s designated beneficiary will receive the remaining benefit payments due.

During the year ended December 31, 2011, the cost to Flatbush Federal of the Amended and Restated Director Retirement Plan was $22,760.

The Retirement Plan for Directors is considered an unfunded plan for tax and ERISA purposes. All obligations owing under the plan are payable from the general assets of Flatbush Federal, and are subject to the claims of Flatbush Federal’s creditors.

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Evaluation of Disclosure Controls and Procedures

The Company has adopted controls and other procedures which are designed to ensure that information required to be disclosed in this Proxy Statement and other reports filed with the SEC is recorded, processed, summarized and reported within time periods specified by the SEC. Under the supervision and with the participation of management, including the Chief Executive Officer and Chief Financial Officer, the Company evaluated the effectiveness of the design and operation of its disclosure controls and procedures as of the end of the fiscal year (the “Evaluation Date”). Based upon that evaluation, the Chief Executive Officer and Chief Financial Officer concluded that, as of the Evaluation Date, the disclosure controls and procedures were effective in timely alerting them to the material information relating to the Company (or our consolidated subsidiaries) required to be included in this Proxy Statement.

Transactions with Related Persons

Section 402 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to the Company. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the Company’s directors and officers are made in conformity with the Federal Reserve Act rules.

Federal law requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. Federal regulations adopted under this law permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees.

In the ordinary course of business, the Company makes loans available to its directors, officers, and employees. These loans are made on substantially the same terms, including collateral, as comparable loans to other borrowers. Management believes that these loans neither involve more than the normal risk of collectability nor present other unfavorable features.

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PROPOSAL II – RATIFICATION OF APPOINTMENT OF AUDITORS

On October 1, 2009, the Company was notified that the audit practice of Beard Miller Company LLP (“Beard”) an independent registered public accounting firm, was combined with ParenteBeard LLC (“ParenteBeard”) in a transaction pursuant to which Beard combined its operations with ParenteBeard and certain of the professional staff and partners of Beard joined ParenteBeard either as employees or partners of ParenteBeard. On October 1, 2009, Beard resigned as the auditors of the Company and with the approval of the Audit Committee of the Company’s Board of Directors, ParenteBeard was engaged as its independent registered public accounting firm. The Audit Committee of the Board of Directors of the Company has approved the engagement of ParenteBeard to serve as the Company’s independent auditors for the year ending December 31, 2012, subject to the ratification of the engagement by the Company’s stockholders at this Meeting.

Auditors are not deemed independent unless the Audit Committee has approved the engagement, or alternatively, the engagement is entered into pursuant to detailed pre-approval policies and procedures established by the Audit Committee which sets forth each specific service to be performed by the auditor. At the Meeting, stockholders will consider and vote on the ratification of the engagement of ParenteBeard for the Company’s fiscal year ending December 31, 2012. A representative of the independent public accounting firm is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

Audit Fees. During the past two fiscal years, the aggregate fees billed for professional services rendered by ParenteBeard LLC in 2011 and 2010 for the audit of the Company’s annual financial statements and for the review of the Company’s Forms 10-Q were $101,671 for 2011 and $95,505 for 2010.

Audit-related Fees. There were no audit-related fees billed by ParenteBeard LLC during the last two fiscal years.

Tax Fees. During the past two fiscal years, the aggregate fees billed for professional services by ParenteBeard LLC for tax services were $14,000 for 2011 and $14,000 for 2010.

All Other Fees. There were no fees billed in 2011 and 2010 for professional services rendered for the Company by ParenteBeard LLC for service other than those listed above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

The Audit Committee has considered whether the provision of non-audit services, which relate primarily to corporate income taxes, is compatible with maintaining the independence of ParenteBeard LLC. The Audit Committee concluded that performing such services does not affect the independence of ParenteBeard LLC in performing its function as auditor of the Company.

In order to ratify the selection of ParenteBeard LLC as the auditors for the 2012 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of ParenteBeard LLC as auditors for the 2012 fiscal year.

STOCKHOLDER PROPOSALS

In order to be eligible for inclusion in the Company’s proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company’s executive office, 2146 Nostrand Avenue, Brooklyn, New York, no later than November 26, 2012. Any such proposals will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

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OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Annual Meeting, as to which they will act in accordance with their best judgment. The Board of Directors does not have a policy with respect to director attendance at the Annual Meeting.

The Bylaws of the Company provide an advance notice procedure for certain business to be brought before an Annual Meeting. In order for a stockholder to properly bring business before an Annual Meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than 5 days before the date fixed for such meeting. The notice must include the stockholder’s name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph will be deemed to require the Company to include in its proxy statement and proxy relating to an Annual Meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received. There have been no material changes to these procedures during the year ended December 31, 2011.

The date on which next year’s Annual Meeting of Stockholders is expected to be held is April 25, 2013. Accordingly, advance written notice of business to be brought before the 2013 Annual Meeting of Stockholders must be given to the Company no later than April 18, 2013.

MISCELLANEOUS

The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without additional compensation.

AN ANNUAL REPORT CONTAINING CONSOLIDATED FINANCIAL STATEMENTS AT AND FOR THE PERIOD ENDED DECEMBER 31, 2011 IS BEING FURNISHED TO STOCKHOLDERS. COPIES OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K MAY BE ACCESSED THROUGH THE COMPANY’S WEBSITE, WWW.FLATBUSHFED.COM.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Jesus R. Adia
President and Chief Executive Officer

Brooklyn, New York

April 26, 2012

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☒ PLEASE MARK VOTES AS IN THIS EXAMPLE

REVOCABLE PROXY
FLATBUSH FEDERAL BANCORP, INC.

ANNUAL MEETING OF STOCKHOLDERS
MAY 24, 2012

The undersigned hereby appoints the official proxy committee, consisting of the Board of Directors of Flatbush Federal Bancorp, Inc. (the "Company") other than Directors Adia and Antoniello, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Company's main office at 2146 Nostrand Avenue, Brooklyn, New York 11210, on May 24, 2012, at 11:00 a.m., New York time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

	For	With-held
1. The election as Directors of the nominees listed below, each to serve for a three-year term.	☐	☐

Jesus R. Adia
D. John Antoniello

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

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The Board of Directors recommends a vote "FOR" each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

PLEASE CHECK BOX IF YOU PLAN TO ATTEND ANNUAL MEETING. → ☐

Please be sure to date and sign this proxy card in the box below.

Date

Sign above ——— Co-holder (if any) sign above

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

http://www.cfpproxy.com/5530

Detach above card, sign, date and mail in postage-paid envelope provided.

FLATBUSH FEDERAL BANCORP, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

The above signed acknowledges receipt from the Company prior to the execution of this proxy of Notice of the Annual Meeting, a Proxy Statement dated April 26, 2012 and an Annual Report for the year ended December 31, 2011.

PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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____

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5530